UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 30, 2005

Genio Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-28459	22-3360133
(Commission File Number)	(I.R.S. Employer Identification Number)

(561) 434-4011

(Registrant’s Telephone Number, Including Area Code)

4020 South 57th Avenue, Suite 204, Lake Worth, FL	33463
(Address of Principal Executive Offices)	(Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes In Registrant’s Certifying Accountant.

(a)       On July 12, 2005, Genio Group Inc. dismissed Radin, Glass & Co., LLP as its independent registered public accounting firm. Radin, Glass & Co. LLP had been the independent registered public accounting firm for and audited the consolidated financial statements of Genio Group Inc. as of September 30, 2004, and for the period from May 14, 2003 (inception) through September 30, 2003. The reports of Radin, Glass & Co., LLP on the financial statements of Genio Group Inc. for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(b)       In connection with the audit for the period from May 14, 2003 (inception) through September 30, 2004 and in connection with Radin, Glass & Co., LLP’s review of the subsequent interim periods through March 31, 2005, there have been no disagreements between Genio Group Inc and Radin, Glass & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Radin, Glass & Co., LLP, would have caused Radin, Glass & Co., LLP to make reference thereto in their report on Genio Group Inc.’s financial statements for these fiscal years. During the period from May 14, 2003 (inception) through September 30, 2004 or during the subsequent interim period through March 31, 2005, Genio Group Inc. had no reportable events (as defined in Item 304(a)(1) of Regulation S-B).

(c)       Radin, Glass & Co., LLP has furnished Genio Group Inc. with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Report on Form 8-K.

(d)       On July 12, 2005, Genio Group Inc. engaged Sherb & Co., LLP as its independent registered public accounting firm. Genio Group Inc. had not consulted with Sherb & Co., LLP regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on Genio Group Inc.’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by Genio Group Inc. in reaching a decision as to an accounting, auditing or financial reporting issues. The change was approved by Genio Group Inc.’s board of directors.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial statements of business acquired – None.

(b)       Pro Forma financial information – None.

(c)       Exhibits –

Exhibit No.	Description
16.1	Radin, Glass & Co., LLP letter to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENIO GROUP, INC.

/s/ Matthew J. Cohen

By:	Matthew J. Cohen
Its:	Chief Executive Officer

Dated: July 21, 2005